                                                                    Exhibit 10.5

                   ADVANTAGE BUSINESS SERVICES HOLDINGS, INC.

                      1998 KEY EMPLOYEES STOCK OPTION PLAN

                                    ARTICLE I

                                 Purpose of Plan
                                 ---------------

          The 1998 Stock Option Plan (the "Plan") of Advantage Business Services
                                           ----
Holdings, Inc. (the "Company"), adopted by the Board of Directors of the Company
                     -------
(the "Board") and approved by the Company's stockholders on February 10, 1998,
      -----
for executive and other key employees of the Company, is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its employ. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The Plan became effective as of the date of stockholder approval set forth above and, unless sooner terminated pursuant to the terms hereof, the Plan shall terminate on December 31, 2007.

                                   ARTICLE II

                                   Definitions
                                   -----------

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.
           -----

          "Code" shall mean the Internal Revenue Code of 1986, as amended, and
           ----
any successor statute.

          "Committee" shall mean the committee of the Board which may be
           ---------
designated by the Board to administer the Plan. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.

          "Common Stock" shall mean the Company's common stock, par value $.01
           ------------
per share.

          "Company" shall mean Advantage Business Services Holdings, Inc., a
           -------
Delaware corporation ("ABSI"), and (except to the extent the context requires
                       ----
otherwise) any subsidiary corporation of ABSI as such term is defined in Section 425(f) of the Code.

          "Fair Market Value" of the Common Stock shall be determined in good
           -----------------
faith by the Committee or, in the absence of the Committee, by the Board.

          "Options" shall have the meaning set forth in Article IV.
           -------

          "Participant" shall mean any executive or other key employee of the
           -----------
Company who has been selected to participate in the Plan by the Committee or the Board.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                                   ARTICLE III

                                 Administration
                                 --------------

          The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in, and exercised by, the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder, (vi) interpret any Option Agreement (as defined below) and make all determinations required thereunder, and (vii) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares
                         ------------------------------

          The number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the
                                -------
exercise thereof shall not exceed, in the aggregate, 750,000 shares; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.8
                                                                    -----------
below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, or if any

Options are exercised and the Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The 750,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     Awards
                                     ------

          5.1 Options. The Committee may grant Options to Participants in
              -------
accordance with this Article V. In no event shall the aggregate Fair Market Value per share of Common Stock (determined at the time the Option is awarded) with respect to which Incentive Stock Options (as defined below) are exercisable for the first time by an individual during any calendar year (under all plans of the Company and its subsidiaries) exceed $100,000.

          5.2 Form of Option. Options granted under this Plan may be "incentive
              --------------
stock options" within the meaning of Section 422 of the Code ("Incentive Stock
                                                               ---------------
Options") or nonqualified stock options. Unless otherwise indicated, references
-------
herein shall include Incentive Stock Options and nonqualified stock options.

          5.3 Exercise Price. The option exercise price per share of Common
              --------------
Stock shall be fixed by the Committee at not less than 100% of the Fair Market Value per share of Common Stock on the date of grant (or 110% of such Fair Market Value if the holder of such Incentive Stock Option owns shares of Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary determined with regard to the attribution rules of Section 424(d) of the Code).

          5.4 Exercisability. Options shall be exercisable at such time or times
              --------------
as the Committee shall determine at or subsequent to grant.

          5.5 Payment of Exercise Price. Options shall be exercised in whole or
              -------------------------
in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order) or, in the discretion of the Committee, by (a) delivery of an interest bearing promissory note or (b) the surrender to the Company of shares of Common Stock having a Fair Market Value equal to the option exercise price.

          5.6 Terms of Options. The Committee shall determine the term of each
              ----------------
Option, which term shall in no event exceed ten years from the date of grant. If the holder of an Incentive Stock Option owns shares of Common Stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary, determined with regard to the attribution rules of Section 424(d) of the Code, the term of such Incentive Stock Option shall not exceed five years from the date of grant.

                                   ARTICLE VI

                               General Provisions
                               ------------------

          6.1 Conditions and Limitations on Exercise. Options may be made
              --------------------------------------
exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company of certain performance goals, as the Committee shall decide in each case when the Options are granted.

          6.2 Written Agreement. Each Option granted hereunder to a Participant
              -----------------
shall be embodied in a written agreement (an "Option Agreement") which shall be
                                              ----------------
signed by the Participant and by the Chairman or the President of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed therein.

          6.3 Listing, Registration and Compliance with Laws and Regulations.
              --------------------------------------------------------------
Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days' written notice to the holders thereof.

          6.4 Nontransferability. Options may not be transferred other than by
              ------------------
will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

               (i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

               (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.

          6.5 Expiration of Options. In no event shall any part of any Option be
              ---------------------
exercisable after the date of expiration thereof (the "Expiration Date"), as
                                                       ---------------
determined by the Committee pursuant to Section 5.6 above.
                                        -----------

          6.6 Withholding of Taxes. The Company shall be entitled, if necessary
              --------------------
or desirable, to withhold from any Participant from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction. Upon the disposition (within the meaning of Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Section 422(a)(1) of the Code, the Participant shall be required to give notice to the Company of such disposition and the Company shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

          6.7 Adjustments. In the event of a reorganization, recapitalization,
              -----------
stock dividend or stock split, or combination or other change in the shares of Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options. No adjustments to any Incentive Stock Option shall be made pursuant to this Section 6.7 which consist of a modification of such Incentive
                 -----------
Stock Option under Section 424(h)(3)(C) of the Code.

          6.8 Rights of Participants. Nothing in this Plan or in any Option
              ----------------------
Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time for any reason, nor confer upon any Participant any right to continue in the employ of the Company for any period of time or to continue his present (or any other) rate of compensation, and, except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment, any portion of such Participant's Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

          6.9 Amendment, Suspension and Termination of Plan. The Board or the
              ----------------------------------------------
Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that
                              --------
no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the shares of Common Stock are listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

          6.10 Amendment, Modification and Cancellation of Outstanding Options.
               ---------------------------------------------------------------
The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the
             --------
rights of any Participant under any Option without the consent of such Participant. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

          6.11 Indemnification. In addition to such other rights of
               ---------------
indemnification as they may have as members of the Board or the Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Committee member shall be entitled to
                    --------
the indemnification rights set forth in this Section 6.11 only if such member
                                             ------------
has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding, a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

                                    * * * *